UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2012

UNITED COMMUNITY BANCORP

(Exact name of registrant as specified in its charter)

United States	0-51800	36-4587081
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

92 Walnut Street, Lawrenceburg, Indiana		47025
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (812) 537-4822

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition

 On February 10, 2012, United Community Bancorp (the “Company”) announced its unaudited financial results for the three and six months ended December 31, 2011. For more information, reference is made to the Company’s press release dated February 10, 2012, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

Item 9.01       Financial Statements and Exhibits

(d)	Exhibits

Number	Description
99.1	Press Release dated February 10, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY BANCORP
(Registrant)

Date: February 13, 2012	By:	/s/ William F. Ritzmann
William F. Ritzmann President and Chief Executive Officer